Exhibit 10.2
FIRST AMENDMENT AGREEMENT
     This FIRST AMENDMENT AGREEMENT (this “Amendment”) is made as of the 29th day of January, 2010, among:
     (a) GIBRALTAR INDUSTRIES, INC., a Delaware corporation (“Gibraltar”);
     (b) GIBRALTAR STEEL CORPORATION OF NEW YORK, a New York corporation (“GSNY” and, together with Gibraltar, collectively, “Borrowers” and, individually, each a “Borrower”);
     (c) the Lenders, as defined in the Credit Agreement, as hereinafter defined;
     (d) KEYBANK NATIONAL ASSOCIATION, as the lead arranger, sole book runner and administrative agent for the Lenders under the Credit Agreement (“Agent”);
     (e) JPMORGAN CHASE BANK, N.A. and BMO CAPITAL MARKETS FINANCING, INC, as co-syndication agents; and
     (f) HSBC BANK USA, NATIONAL ASSOCIATION and MANUFACTURERS AND TRADERS TRUST COMPANY, as co-documentation agents.
     WHEREAS, Borrowers, Agent and the Lenders are parties to that certain Credit and Security Agreement, dated as of July 24, 2009, that provides, among other things, for loans and letters of credit aggregating Two Hundred Fifty-Eight Million Seven Hundred Thirty Thousand Dollars ($258,730,000), all upon certain terms and conditions (as the same may from time to time be amended, restated or otherwise modified, the “Credit Agreement”);
     WHEREAS, Borrowers prepaid the Term Loan in full on October 30, 2009;
     WHEREAS, Borrowers, Agent and the Lenders desire to amend the Credit Agreement to modify certain provisions thereof and add certain provisions thereto;
     WHEREAS, each capitalized term used herein and defined in the Credit Agreement, but not otherwise defined herein, shall have the meaning given such term in the Credit Agreement; and
     WHEREAS, unless otherwise specifically provided herein, the provisions of the Credit Agreement revised herein are amended effective as of the date of this Amendment;
     NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrowers, Agent and the Lenders agree as follows:

     1. Amendment to Definitions in the Credit Agreement. Section 1.1 of the Credit Agreement is hereby amended to delete the definition of “Total Commitment Amount” therefrom and to insert in place thereof the following:
     “Total Commitment Amount” means an amount equal to the Maximum Revolving Amount; provided that, for the purposes of determining the Total Commitment Amount, Agent may, in its discretion, calculate the Dollar Equivalent of any Alternate Currency Loan on any Business Day selected by Agent.
     2. Additions to Definitions in the Credit Agreement. Section 1.1 of the Credit Agreement is hereby amended to add the following new definitions thereto:
     “Gibraltar Strip Steel” means Gibraltar Strip Steel, Inc., a Delaware corporation.
     “Processed Metal Products Disposition” means the sale by Gibraltar, GSNY and certain other Credit Parties of certain of their respective assets, that are listed on Exhibit A hereto, relating to the operation of their “Processed Metal Products” business, pursuant to the Processed Metal Products Disposition Documents.
     “Processed Metal Products Disposition Date” means the date that the Processed Metal Products Disposition is consummated, pursuant to the Processed Metal Products Disposition Documents.
     “Processed Metal Products Disposition Documents” means the documents (other than Loan Documents), to which Gibraltar, GSNY and certain other Credit Parties, or any of them, are a signatory, that are executed and delivered in connection with the Processed Metal Products Disposition, including, but not limited to, the Processed Metal Products Purchase Agreement.
     “Processed Metal Products Purchase Agreement” means an Asset Purchase Agreement, dated after January 25, 2010, but on or prior to February 28, 2010, among Gibraltar, GSNY, certain other Credit Parties, and one or more Persons that will purchase the assets in the Processed Metal Products Disposition.
     3. Addition to Merger and Sale of Asset Covenant Provisions. Section 5.12 of the Credit Agreement is hereby amended to add the following new subsection (j) at the end thereof:
     (j) if no Default or Event of Default shall have occurred and be continuing or would result therefrom, Gibraltar, GSNY and one or more other Credit Parties may consummate the Processed Metal Products Disposition, provided that:
     (i) the gross cash proceeds of the Processed Metal Products Disposition (prior to any net working capital adjustment set forth in the Processed Metal Products Purchase Agreement) are no less than Forty-

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Five Million Dollars (45,000,000), less any accounts receivable, up to an aggregate amount of Twenty-Four Million Dollars ($24,000,000), that are retained by Borrowers pursuant to the Processed Metal Products Purchase Agreement; and
     (ii) one hundred percent (100%) of the Net Cash Proceeds from the Processed Metal Products Disposition shall be applied to the Revolving Loans, with such payment first to be applied to the outstanding Base Rate Loans and then to the outstanding Eurodollar Loans.
     4. Amendment to Schedules. The Credit Agreement is hereby amended to delete Schedule 1 (Commitments of Lenders) therefrom and to insert in place thereof a new Schedule 1 in the form of Schedule 1 hereto.
     5. Amendment to Schedules After the Processed Metal Products Disposition Date. Upon the delivery by Borrowers of the updated Schedules to the Credit Agreement pursuant to Section 7 hereof, the Credit Agreement shall be amended to delete Schedule 2 (Guarantors of Payment), Schedule 4 (Real Property), Schedule 5 (Pledged Securities), Schedule 6.1 (Corporate Existence; Subsidiaries; Foreign Qualification), Schedule 6.9 (Locations), Schedule 6.17 (Intellectual Property) and Schedule 6.19 (Deposit Accounts) therefrom and to insert in place thereof, respectively, a new Schedule 2, Schedule 4, Schedule 5, Schedule 6.1, Schedule 6.9, Schedule 6.17 and Schedule 6.19.
     6. Closing Deliveries. Concurrently with the execution of this Amendment, Borrowers shall:
     (a) cause each Guarantor of Payment to execute the attached Guarantor Acknowledgement and Agreement; and
     (b) pay all legal fees and expenses of Agent in connection with this Amendment.
     7. Required Deliveries After the Processed Metal Products Disposition Date. Within ten days after the Processed Metal Products Disposition Date, Borrower shall deliver to Agent the following replacement Schedules to the Credit Agreement, in each case to be in form and substance acceptable to Agent and giving effect to the Processed Metal Products Disposition: Schedule 2 (Guarantors of Payment), Schedule 4 (Real Property), Schedule 5 (Pledged Securities), Schedule 6.1 (Corporate Existence; Subsidiaries; Foreign Qualification), Schedule 6.9 (Locations), Schedule 6.17 (Intellectual Property) and Schedule 6.19 (Deposit Accounts).
     8. Representations and Warranties. Borrowers hereby represent and warrant to Agent and the Lenders that (a) Borrowers have the legal power and authority to execute and deliver this Amendment; (b) the officers executing this Amendment have been duly authorized to execute and deliver the same and bind Borrowers with respect to the provisions hereof; (c) the execution and delivery hereof by Borrowers and the performance and observance by Borrowers of the provisions hereof do not violate or conflict with the Organizational Documents of

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Borrowers or any law applicable to Borrowers or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against Borrowers; (d) no Default or Event of Default exists, nor will any occur immediately after the execution and delivery of this Amendment or by the performance or observance of any provision hereof; (e) each of the representations and warranties contained in the Loan Documents is true and correct in all material respects as of the date hereof as if made on the date hereof, except to the extent that any such representation or warranty expressly states that it relates to an earlier date (in which case such representation or warranty is true an correct in all material respects as of such earlier date); (f) Borrowers are not aware of any claim or offset against, or defense or counterclaim to, Borrowers’ obligations or liabilities under the Credit Agreement or any Related Writing; and (g) this Amendment constitutes a valid and binding obligation of Borrowers in every respect, enforceable in accordance with its terms.
     9. Waiver and Release. Borrowers, by signing below, hereby waive and release Agent and each of the Lenders, and their respective directors, officers, employees, attorneys, affiliates and subsidiaries, from any and all claims, offsets, defenses and counterclaims of which Borrowers are aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.
     10. References to Credit Agreement and Ratification. Each reference that is made in the Credit Agreement or any other Related Writing shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as herein otherwise specifically provided, all terms and provisions of the Credit Agreement are confirmed and ratified and shall remain in full force and effect and be unaffected hereby. This Amendment is a Related Writing.
     11. Counterparts. This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature, each of which, when so executed and delivered, shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.
     12. Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.
     13. Severability. Any term or provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.
     14. Governing Law. The rights and obligations of all parties hereto shall be governed by the laws of the State of New York, without regard to principles of conflicts of laws.
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     JURY TRIAL WAIVER. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
     IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first set forth above.

GIBRALTAR INDUSTRIES, INC.
By:	/s/ Kenneth W. Smith
	Name:	Kenneth W. Smith
	Title:	Chief Financial Officer

GIBRALTAR STEEL CORPORATION OF NEW YORK
By:	/s/ Kenneth W. Smith
	Name:	Kenneth W. Smith
	Title:	Chief Financial Officer

KEYBANK NATIONAL ASSOCIATION, as Agent and as a Lender
By:	/s/ Timothy W. Kenealy
	Name:	Timothy W. Kenealy
	Title:	Vice President

MANUFACTURERS AND TRADERS TRUST COMPANY, as a Co-Documentation Agent and a Lender
By:	/s/ Catharine Ackerson
	Name:	Catharine Ackerson
	Title:	Assistant Vice President

Signature Page 1 of 3 to
First Amendment Agreement

JPMORGAN CHASE BANK, N.A., as a Co-Syndication Agent and a Lender
By:	/s/ Lavca Eisenberg
	Name:	Lavca Eisenberg
	Title:	Vice President

BMO CAPITAL MARKETS FINANCING, INC., as a Co-Syndication Agent and a Lender
By:	/s/ Stephanie J. Slavkin
	Name:	Stephanie J. Slavkin
	Title:	Vice President

HARRIS N.A., as a Fronting Lender
By:	/s/ Stephanie J. Slavkin
	Name:	Stephanie J. Slavkin
	Title:	Vice President

HSCB BANK USA, NATIONAL ASSOCIATION, as a Co-Documentation Agent and a Lender
By:	/s/ Edward Chonko
	Name:	Edward Chonko
	Title:	Vice President

BANK OF AMERICA, N.A., as a Lender
By:	/s/ Michael R. Nowicki
	Name:	Michael R. Nowicki
	Title:	Senior Vice President

PNC BANK, NATIONAL ASSOCIATION, as successor to National City Bank, as a Lender
By:	/s/ James F. Stevenson
	Name:	James F. Stevenson
	Title:	SR. Vice President

Signature Page 2 of 3 to
First Amendment Agreement

US BANK, NATIONAL ASSOCIATION, as a Lender
By:	/s/ David Kopolow
	Name:	David Kopolow
	Title:	SVP

RBS CITIZENS, NATIONAL ASSOCIATION, as a Lender
By:
Name:
Title:

CITIBANK, N.A., as a Lender
By:	/s/ Paul Burroughs
	Name:	Paul Burroughs
	Title:	Vice-President

COMERICA BANK, as a Lender
By:	/s/ Scott M. Kowalski
	Name:	Scott M. Kowalski
	Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Lender
By:	/s/ James F. Stevenson
	Name:	JAMES F. STEVENSON
	Title:	SR. VICE PRESIDENT

Signature Page 3 of 3 to
First Amendment Agreement

GUARANTOR ACKNOWLEDGMENT AND AGREEMENT
     The undersigned consent and agree to and acknowledge the terms of the foregoing First Amendment Agreement, dated as of January 29, 2010. The undersigned further agree that the obligations of the undersigned pursuant to the Guaranty of Payment executed by the undersigned are hereby ratified and shall remain in full force and effect and be unaffected hereby.
     The undersigned hereby waive and release Agent and the Lenders and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of any kind or nature, absolute and contingent, of which the undersigned are aware or should be aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.
     JURY TRIAL WAIVER. THE UNDERSIGNED, TO THE EXTENT PERMITTED BY LAW, HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG BORROWERS, AGENT, THE LENDERS AND THE UNDERSIGNED, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

AIR VENT INC.		ALABAMA METAL INDUSTRIES CORPORATION

By:	/s/ Kenneth W. Smith	By:	/s/ Kenneth W. Smith
	Name: Kenneth W. Smith		Name: Kenneth W. Smith
	Title: Chief Financial Officer		Title: Chief Financial Officer

APPLETON SUPPLY CO., INC.		CLEVELAND PICKLING, INC.

By:	/s/ Kenneth W. Smith	By:	/s/ Kenneth W. Smith
	Name: Kenneth W. Smith		Name: Kenneth W. Smith
	Title: Chief Financial Officer		Title: Chief Financial Officer

CONSTRUCTION METALS, LLC		DIAMOND PERFORATED METALS, INC.

By:	/s/ Kenneth W. Smith	By:	/s/ Kenneth W. Smith
	Name: Kenneth W. Smith		Name: Kenneth W. Smith
	Title: Chief Financial Officer		Title: Chief Financial Officer

Signature Page 1 of 2 to
Acknowledgment and Agreement

DRAMEX INTERNATIONAL INC		FLORENCE CORPORATION

By:	/s/ Kenneth W. Smith	By:	/s/ Kenneth W. Smith
	Name: Kenneth W. Smith		Name: Kenneth W. Smith
	Title: Chief Financial Officer		Title: Chief Financial Officer

FLORENCE CORPORATION OF KANSAS		GIBRALTAR INTERNATIONAL, INC.

By:	/s/ Kenneth W. Smith	By:	/s/ Kenneth W. Smith
	Name: Kenneth W. Smith		Name: Kenneth W. Smith
	Title: Chief Financial Officer		Title: Chief Financial Officer

GIBRALTAR STRIP STEEL, INC.		K & W METAL FABRICATORS, LLC

By:	/s/ Kenneth W. Smith	By:	/s/ Kenneth W. Smith
	Name: Kenneth W. Smith		Name: Kenneth W. Smith
	Title: Chief Financial Officer		Title: Chief Financial Officer

NOLL/NORWESCO, LLC		SEA SAFE, INC.

By:	/s/ Kenneth W. Smith	By:	/s/ Kenneth W. Smith
	Name: Kenneth W. Smith		Name: Kenneth W. Smith
	Title: Chief Financial Officer		Title: Chief Financial Officer

SOLAR GROUP, INC.		SOLAR OF MICHIGAN, INC.

By:	/s/ Kenneth W. Smith	By:	/s/ Kenneth W. Smith
	Name: Kenneth W. Smith		Name: Kenneth W. Smith
	Title: Chief Financial Officer		Title: Chief Financial Officer

SOUTHEASTERN METALS MANUFACTURING COMPANY, INC.		UNITED STEEL PRODUCTS COMPANY, INC.

By:	/s/ Kenneth W. Smith	By:	/s/ Kenneth W. Smith
	Name: Kenneth W. Smith		Name: Kenneth W. Smith
	Title: Chief Financial Officer		Title: Chief Financial Officer

Signature Page 2 of 2 to
Acknowledgment and Agreement

SCHEDULE 1
COMMITMENT OF LENDERS

	COMMITMENT	REVOLVING
	PERCENTAGE	CREDIT
	FOR REVOLVING	COMMITMENT
REVOLVING LENDERS	LENDERS	AMOUNT
KeyBank National Association	12.00%	$24,000,000.00
Manufacturers and Traders Trust Company	10.13%	$20,266666.67
JPMorgan Chase Bank, N.A.	9.33%	$18,666,666.67
BMO Capital Markets Financing, Inc. (through Harris N.A., as a Fronting Lender)	9.33%	$18,666,666.67
HSBC Bank USA, National Association	9.33%	$18,666,666.67
Bank of America, N.A. (successor by merger to Fleet National Bank)	9.33%	$18,666,666.67
PNC Bank, National Association (successor to National City Bank)	9.33%	$18,666,666.67
US Bank, National Association	8.80%	$17,600,000.00
RBS Citizens, National Association	6.69%	$13,333,333.33
Citibank, N.A.	6.13%	$12,266,666.65
Comerica Bank	5.60%	$11,200,000.00
PNC Bank, National Association	4.00%	$8,000,000.00
Maximum Revolving Amount	100%	$200,000,000.00

Total Commitment Amount			$200,000,000

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EXHIBIT A
ASSETS TO BE SOLD
PROCESSED METAL PRODUCTS DISPOSITION
A substantial portion of the assets of the Borrowers’ Processed Metals Division including (i) the assets of the Borrowers Cleveland Pickling joint venture, (ii) substantially all of the real property and tangible personal property located at the Woodhaven Avenue, Detroit, Michigan facility excluding cash and (iii) substantially all of the tangible personal property located at the Walden Avenue, Cheektowaga, New York facility excluding cash.*
*Up to Twenty-Four Million Dollars ($24,000,000) of accounts receivable may be retained by Borrowers pursuant to the Processed Metal Products Purchase Agreement

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